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                                                                   EXHIBIT 10.6


                       Dated the 21st day of October, 2000



                          SHEK KWU INVESTMENTS LIMITED


                                       AND


                         LEADER INDUSTRIAL GROUP LIMITED


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                                TENANCY AGREEMENT

                                       of

 Flat "B" on 1st Floor of Tower II and Car Parking Space No.6 on 2nd Level
                 of Ruby Court, No.55 South Bay Road, Hong Kong
                     erected on Rural Building Lot No.1060.



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                            JOHNSON STOKES & MASTER,
                                SOLICITORS & CO.,
                                   HONG KONG.


                                HH/65123360/EC/cl
                             PC/ALd25489(w)(231000)

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     AN AGREEMENT made this 21st day of October, 2000

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Parties                   BETWEEN the parties more particularly described and set out in Part 1 of the Schedule hereto.

                          WHEREBY IT IS AGREED as follows:-

Premises                  1. The Landlord shall let and the Tenant shall take ALL THOSE the premises more particularly described and set out in Part 2 of the Schedule hereto (hereinafter referred to as "the said premises")
                          TOGETHER with furniture fixtures fittings equipment and household effects (hereinafter called "the said furniture") now thereat details whereof are contained in Part 4 of the Schedule hereto AND together with the use in common with the Landlord and all others having the like right of the

Term Rent payment         entrances, staircases, passages and lavatories (if any) in the building of which the said premises form part more particularly described in Part 2 of the Schedule hereto (hereinafter called "the said building") in so far as the same is necessary for the proper use and enjoyment of the said premises
                          And Together Also with the use in common as aforesaid of the lifts (if any) whenever the same shall be operating for the term and at the rent more particularly described and set out in Part 3 of the
                          Schedule hereto.

Agreements by Tenant      2. The Tenant to the intent that the obligations hereunder shall continue throughout the said term hereby agrees with the Landlord as follows:-


To pay rent                  (a) To pay the said rent in advance clear of any deductions or set-off and on the days and in manner hereinbefore provided for payment thereof by way of Autopay services provided by member banks of
                                 Hong Kong Association of Banks into the
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                                       1
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                                 Landlord's Account No.511-751026-001 with The Hongkong and Shanghai Banking Corporation Limited
                                 Provided Always that receipt by the Landlord of the rent so paid by Autopay shall not amount to a waiver on the part of the Landlord of any breach, non-observance or non-performance of this
                                 Agreement by the Tenant and Clause 4(d) hereof shall apply and be of full force and effect.

To keep interior etc.        (b) To keep all the non-structural parts of the interior of the said premises including the flooring
 in repair                       and interior plaster or other finishes or rendering to walls, floors, windows and ceilings and the non-concealed pipes and drains exclusively serving the said premises and the said furniture and the Landlord's fixtures therein including all doors, electrical installations and non-concealed wiring in good, clean tenantable repair and condition and properly preserved (fair wear and tear and damage sustained due to structural or inherent defects excepted) and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in condition aforesaid (excepted as aforesaid).

To be responsible for        (c) To be wholly responsible for any loss, damage or injury caused to any person whomsoever directly
 loss or damage caused           or indirectly through the defective or damaged condition of the non-structural part of the
 by Interior Defects             interior of
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                                 the said premises and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss, damage or injury and all costs and expenses incidental thereto.

To permit Landlord to        (d) To permit the Landlord and all persons authorised by it at all reasonable times of the day upon
 enter and view                  prior reasonable notice to enter and view the state of the said premises, to take inventories of the Landlord's fixtures and fitting therein, to carry out any work or repairs which require to be done and, during the last three months of the said term, to show the said premises to prospective tenants or, at any time of the day upon prior reasonable notice during the said term, to show the said premises to prospective purchasers.

To execute repairs on        (e) On receipt of any notices from the Landlord or its authorised representatives specifying any
 receipt of notice               works or repairs which require to be done and which are the responsibility of the Tenant hereunder forthwith to put in hand and execute the same with despatch and without any delay.

Not to erect install or      (f) Not without the previous written consent of the Landlord to erect, install or alter any fixtures,
 alter partitioning,             partitioning or other erection or installation in the said premises or any part thereof.
 fixtures, etc. without
 Landlord consent
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Not to cut injure maim       (g) Not to cut maim or injure or permit or suffer to be cut maimed or injured any doors, windows,
 walls etc.                      walls, beams structural members or any part of the fabric of the said premises nor any of the plumbing or sanitary apparatus or installations included therein.

Not to assign or             (h) Not to assign underlet or otherwise part with the possession or occupation of the said premises
 underlet etc.                   or any part thereof in any way whether by way of sub-letting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession or occupation of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises or any part thereof
                                 (whether for monetary consideration or not) this Agreement shall absolutely determine and the
                                 Tenant shall forthwith vacate the said premises on notice to that effect from the Landlord.

Not to produce music or      (i) Not to produce or permit or suffer to be produced any music, noise (including sound audible
 noise                           outside produced by broadcasting or any apparatus or equipment capable of producing reproducing receiving or recording sound) so as to be a nuisance or annoyance to occupiers of other premises in the said building or in the neighbourhood.
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Not to permit any            (j) Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or
 nuisance or annoyance           annoyance to the Landlord or to the tenants or occupiers of other premises in the said building or in any adjoining or neighbouring building.

Not to breach Government     (k) Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which amounts
 Lease terms or cause            to a breach of any of the negative or restrictive terms and conditions under which the said
 Insurance to be avoided         building is held from the Government or whereby any insurance of  the said premises or the said
 or premium increased            building against loss or damage by fire and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act, deed, matter or thing done permitted or suffered by the Tenant, the premium on any such insurance shall be increased, the Landlord shall be entitled at his option either to terminate this Agreement or to continue the same upon payment by the Tenant of the increased premium and upon such other terms and conditions as the Landlord may at his discretion think fit to impose.

Not to keep arms or          (l) Not to keep or store or permit or suffer to be kept or stored on or in hazardous goods on
 combustible or                  premises the said premises any arms ammunition gunpowder saltpetre kerosene or other explosive or
 hazardous goods on              combustible or hazardous goods.
 premises

Not to permit illegal        (m) Not to use or permit or suffer the said premises to be used for any illegal or immoral purpose.
 or immoral use
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Not to display signs         (n) Not to affix or display or permit or suffer to be affixed or displayed within or outside the said premises any signboard, sign decoration or other device whether illuminated or not which may be visible from outside the said premises without the written consent of the Landlord first had and obtained.

Not to encumber or           (o) Not to encumber or obstruct or permit to be encumbered or obstructed with any boxes, packaging or
 obstruct passages and           obstruction of any kind or nature any of the entrances, staircases, landings, passages, lifts
 common areas                    (if any) lobbies or other parts of the said building in common use and not to leave rubbish or any article or thing in any part of the said building not in the exclusive occupation of the
                                 Tenat.

To comply with               (p) To obey and comply with and to indemnify the Landlord against the breach by the Tenant of all
 Ordinances, etc.                ordinances, regulations, bye-laws, rules and requirements of any Governmental or other competent authority relating to the use and occupation of the said premises or any other act, deed, matter or thing done, permitted, knowingly suffered or omitted therein or thereon by the Tenant or any employee, agent contractor, invitee or licensee of the Tenant.

To observe Deed of Mutual    (q) Not to do or cause to be done or knowingly suffer or permit any act deed matter or thing
 Covenant                        whatsoever which shall amount to a breach or non-observance by the Tenant of the negative or restrictive covenants terms and provisions in the
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                                 Deed of Mutual Covenant and Management Agreement or other similar deed (if any) relating to the said building so far as they relate to the occupation of the said premises and to indemnify the
                                 Landlord against the breach non-observance or non-performance thereof by the Tenant.

To pay cost of clearing      (r) To pay to the Landlord on demand all reasonable costs incurred by the Landlord in cleansing or
 drains etc.                     clearing any of the drains, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or licensee of the
                                 Tenant.

To pay rates, taxes etc.     (s) To pay and discharge all rates, charges impositions and outgoings of an annual or recurring nature now or hereafter to be assessed, imposed or charged by the Government of the Hong Kong
                                 Special Administrative Region or other lawful authority upon the said premises or upon the owner or occupier thereof (Government Rent and Property Tax and all outgoings of a capital or non-recurring nature only excepted).

To pay maintenance gas,      (t) To pay and discharge all service management and maintenance charges of a recurring and non-capital
 water electricity               nature payable by the owner or occupier of the said premises pursuant to or by virtue of the said
                                 Deed of Mutual Covenant and Management Agreement or other similar deed (if any) and for the purpose of distraint, all such sums shall be deemed to form part of the rent and to pay and
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                                 discharge all charges for gas, water and electricity consumed on or in the said premises which are operated from the Tenant's own metered supply, telephone charges and all other outgoings. For the purpose of distress for rent in arrear, the management fee payable in respect of the said premises shall be deemed to form part of the rent.

To protect interior from     (u) To take all reasonable precautions to protect the interior of the said premises against damage
 approaching typhoon             by storm or typhoon or the like.

To use premises for own      (v) To use the said premises only as the private residence of the Tenant's employee Mr. Thomas Chu and
 residence                       his two daughters Miss Pauline Chu and Miss Jenny Chu and their domestic helper PROVIDED that the car parking space comprised in the said premises shall only be used as a parking space for a private motor car.

To yield up                  (w) Quietly to yield up the said premises together with all fixtures, fittings improvements and additions therein and thereto and the said furniture at the expiration or sooner determination of this tenancy in good clean and tenantable repair and condition (fair wear and tear and damage sustained due to structural or inherent defects and causes mentioned in Clause 6 hereof excepted).

Landlord's agreements     3. The Landlord hereby agrees with the Tenant as follows:-

Government Rent etc.         (a) To pay the Government Rent and property
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                                 tax and all expenses of a capital and non-recurring nature attributable to or payable in respect of the said premises.

That Tenant shall have       (b) That the Tenant paying the rent hereby agreed to be paid by the days and in manner herein provided
 quiet enjoyment                 for payment of the same and observing and performing the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

To keep in repair            (c) To exercise with reasonable endeavour the Landlord's rights (if any) under the Deed of Mutual
                                 Covenant and Management Agreement or other similar deed (if any) to require the Manager (if any)
                                 of the said building to keep the outside main walls and roof of the said premises and the said building and the mains drains concealed pipes and cables therein and the lift entrance hall corridor passages staircases and the conveniences (if any) of the said building intended for the common use of the occupants at all times in repair provided that no liability shall be deemed to have arisen hereunder unless and until the Landlord shall have received from the Tenant written notice of any defect or want of repair and shall have failed to take reasonable steps within a reasonable time to draw the same to the attention of the Manager (if any).
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                             (d) To carry out the followings works on or before the commencement of the said term:-

                                 (i)   to clean the said premises thoroughly and to deliver the same to the Tenant in clean and tenantable condition;

                                 (ii)  to check all electrical wirings, gas points, air-conditioning, plumbing and ensure that they are all in good working condition and order;

                                 (iii) to replace all existing toilet seats at the said premises; and

                                 (iv)  to remove all ceiling lights in the living room, dining room and three bedrooms at the said premises.

                          4. IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED as follows:-

Re-entry on default          (a) If the rent hereby agreed to be paid or any part thereof shall be unpaid for fifteen days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt or being a corporation shall go into liquidation (save the voluntary liquidation of a solvent company for the purposes of amalgamation or reconstruction) or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors
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                                 or shall suffer any execution to be levied on the said premises or otherwise on the Tenant's goods, then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine and the deposit shall be forfeited to such extent as to compensate any loss in rental suffered by the Landlord resulting from such re-entry but without prejudice to any right of action of the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the said agreements, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

Interest                     (b) In the event of default by the Tenant in payment of rent hereunder for the period of 7 days from the date when payment is due (whether formally demanded or not) the Tenant shall pay to the
                                 Landlord on demand daily interest on all such sums outstanding at the yearly rate of 2% above the best lending rate from time to time of The Hongkong and Shanghai Banking Corporation Limited in
                                 respect of Hong Kong dollar loan in Hong Kong calculated from the date on which the same shall be due for payment (in accordance with the provisions contained in that behalf herein contained) until the date of payment as liquidated damages and not as
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                                 penalty provided that the demand and/or receipt by the Landlord of interest pursuant to this clause shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereunder (including but without prejudice to the generality of the foregoing the right of re-entry).

Notice of re-entry           (c) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.

Non-waiver                   (d) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance of the said agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

Landlord not liable for      (e) Save and except any loss or damage caused by the Landlord or its servants, agents, licensees or
 overflow of water etc.          contractor or by a breach of the Landlord's obligations hereunder the Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing
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                                 to the overflow of water or the escape of fumes smoke fire or any other substance or thing from anywhere within the said building and the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water or the escape

Tenant to indemnify              of fumes smoke fire or any other substance or thing originating or emanating from the said premises
 Landlord against                owing to the neglect or default of the Tenant his servants, agents or licensees or to the defective
 certain claims                  or damaged condition of the non-structural parts of the interior of the said premises for which the
                                 Tenant is responsible hereunder and against all reasonable costs and expenses incurred by the
                                 Landlord in respect of any such claim or demand.

Tenant responsible for       (f) For the purpose of these presents any act, default neglect or omission of any guest, visitor,
 acts of servants                servant, agent, contractor, licensee or invitee of the Tenant shall be deemed to be the act,
 customers etc.                  default, neglect or omission of the Tenant.

For purposes of              (g) For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance, (Chapter 7) and
 Distraint Rent in               of these presents, the rent payable in respect of the said premises shall be and be deemed to
 arrear if not paid in           be in arrears if not paid in advance at the times and in manner herein advance on date
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                                 provided for payment thereof.

Landlord can exhibit         (h) During the three months immediately preceding the expiration of the term hereby created, the
 Letting Notice during           Landlord shall be at liberty to affix and maintain without interference upon any external part
 last three months of            of the said premises a notice stating that the said premises are to be let and such other
 term                            information in connection therewith as the Landlord shall reasonably require.

Service of Notice            (i)  Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the said premises or the Tenant's registered office in Hong Kong and, if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the
                                 Landlord's last known place of business or residence or correspondence address in Hong Kong.

Stamp Duty & Costs           (j) Each party shall bear his own solicitors' costs of and incidental to this Agreement and the stamp duty on this Agreement and its counterpart shall be borne by the parties hereto in equal shares.

Legal Costs                  (k) The Tenant shall reimburse or pay to the Landlord all reasonable expenses and charges (including legal costs on solicitor own client basis) incurred by the Landlord in connection with the demand of payment of any rent in arrears or any outstanding sum to be payable by
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                                 the Tenant hereunder and enforcement of any other provisions and terms herein.

Definitions                  (l) Unless the context otherwise requires, words herein importing the masculine feminine or neuter gender shall include the others of them and words herein in the singular shall include the plural and vice versa and the terms "Landlord" and "Tenant" shall include their successors in title (if applicable).

Marginal Notes               (m) The marginal notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.

Key Money                 5. The Tenant hereby expressly declares that for the grant of the said term no key money or premium or other consideration other than considerations herein expressly provided has been paid or will be payable to the Landlord or to any person.

Suspension of rent in     6. If the said premises or the said building or any part thereof shall at any time during the said
 case of fire etc.        term be inaccessible or so destroyed or damaged owing to fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and not due to the act or neglect of the Tenant as to render the said premises unfit for habitation and use and the policy or policies of insurance (if any) effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the said term the said premises or the said building shall
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                          be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the said premises or the said building (all of which events are hereinafter referred to as "the calamity") then the rent hereby reserved or a fair proportion thereof according to the nature of the calamity and extent to which the said premises are affected thereby shall be suspended immediately upon the occurrence of the calamity until the said premises or the said building shall again be rendered accessible or fit for habitation and use or such condemnation or order rescinded or other remedial action taken as the case may be and, in the event of disagreement between the parties, the extent of such suspension of rent shall be determined by arbitration by an independent surveyor appointed, in default of agreement, by the President for the time being of the
                          Hong Kong Institute of Surveyors at the expense of the parties in equal shares, whose decision shall be final and binding upon the parties (the Tenant continuing to pay the rent hereby reserved pending the outcome of such arbitration) Provided that should the said premises or the said building not have been reinstated, rendered accessible or such condemnation or order lifted or rescinded or other remedial action taken in the meantime either the Landlord or the Tenant may at any time after two months from the calamity give to the other of them notice in writing to determine this Agreement and thereupon the same and everything herein contained shall determine as from the date of the calamity but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the covenants agreements stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension or of the Tenant to the return of his deposit subject to Clause 7 hereof.
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Tenant's Deposit          7. The Tenant shall on the signing hereof deposit and maintain with the Landlord the sum specified in
                          Part 3 of the Schedule hereto as the deposit to secure the due observance and performance by the
                          Tenant of agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed. The said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant with power for the Landlord, without prejudice to any other right or remedy hereunder to forfeit the deposit as provided in Clause 4(a) hereof and to deduct therefrom the amount of any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any such agreements stipulations terms or conditions in which event, the Tenant shall, as a condition precedent to the continuation of this tenancy deposit with the Landlord the amount so deducted failing which the Landlord shall forthwith be entitled to re-enter the said premises as in Clause 4(a). Subject as aforesaid, the said deposit shall be refunded to the Tenant by the Landlord within fourteen

Repayment of deposit      days after the expiration or sooner determination of this Agreement and the delivery of vacant possession to the Landlord or within fourteen days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or non-performance by the Tenant of any of the said agreements, stipulations terms or conditions and on the part of the
                          Tenant to be observed and performed whichever is the later.

This Agreement to be      8. This Agreement comprises the whole agreement between the parties hereto and the Tenant agrees
 the whole Agreement/     that it has not entered into this Tenancy Agreement in reliance upon any warranties or representations
 representations          which may have been made or given by
 withdrawn
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                          the Landlord or by any other person on the Landlord's behalf relating to the said premises prior to the signing hereof and if any such warranties or representations, whether expressed or implied, written or oral have been made the same are deemed to have withdrawn immediately prior to the execution of this
                          Agreement.

Early termination by      9. Notwithstanding anything to the contrary herein contained, the Tenant shall be at liberty to
 tenant                   terminate this Agreement at any time by giving to the Landlord not less than Two (2) calendar months' previous notice in writing of its intention so to do (such notice only to expire on the last day of any calendar month) or two months' rent in lieu of such notice PROVIDED however that such right of termination by the Tenant under this Clause shall not entitle the Tenant to terminate this Agreement pursuant to such notice earlier than 20th December 2001 or before at least 14 months' rent have been paid. Early termination shall be without prejudice to any antecedent rights of either party as a result of a breach of this Agreement by the other.

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     AS WITNESS the hands of the parties hereto the day and year first above written.

                         THE SCHEDULE ABOVE REFERRED TO


                                     Part 1

               (NAMES ADDRESSES AND DESCRIPTION OF PARTIES HERETO)

LANDLORD   :     SHEK KWU INVESTMENTS LIMITED a company incorporated in the British Virgin Islands with limited liability whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British
                 Virgin Islands and having a correspondence address at 17th Floor, Prince's Building, Chater Road, Central, Hong
                 Kong.

TENANT     :     LEADER INDUSTRIAL GROUP LIMITED whose registered office is situate at 31 New Henry House, 10 Ice House Street,
                 Central, Hong Kong.


                                     Part 2

                       (DESCRIPTION OF THE SAID PREMISES)

     Flat "B" on 1st Floor of Tower II and Car Parking Space No.6 on 2nd Level of Ruby Court, No.55 South Bay Road, Hong Kong erected on Rural Building Lot
No.1060.


                                     Part 3

                        (TERM OF LETTING, RENT, DEPOSIT)

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
TERM       :     TWO (2) YEARS commencing from the 21st day of October 2000 to the 20th day of October 2002.

RENT       :     HK$41,300.00 per calendar month payable monthly in advance on the 1st day of each and every calendar month during the said term the first such payment to be made on the signing hereof by the Tenant.
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
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                 Provided however that the Landlord shall grant to the Tenant a rent free period from the 21st day of October 2000 to the 31st day of October 2000 for the purpose of enabling the Tenant to fit out the said premises but during that period the Tenant shall be required to pay the rates, management charges and other utilities services payable in respect of the said premises and of such other charges payable by the Tenant hereunder.

DEPOSIT    :     HK$82,600.00

                                     Part 4


                            (INVENTORY OF FURNITURE)

1. Eight ceiling down lights (3 in the hallway, 2 in the corridor, 1 in the master bathroom, 1 in the second bathroom and 1 in the guest toilet);

2. Four exhaust fans (1 in master bedroom, 1 in the second bathroom, 1 in the guest toilet and 1 in the kitchen);

3. Three towngas water heater (1 in the kitchen, 1 in the master bathroom and 1 in the second bathroom);

4.   Five split type air-conditioners;

5.   One millor box with light in the 2nd bathroom;

6.   One big millor with light fitting above in the master bedroom;

7.   One Intercom TV set; and

8.   One gas stove with 4 rings burners.

SIGNED by LUCY YO SHE, GOMERSALL         )
director thereof                         )
                 ----------------        )
for and on behalf of the Landlord        )
in the presence of:-                     )         /s/ Lucy Yo She, Gomersall
                                         )         --------------------------

/s/ Chu Chi Chiu, Eric
----------------------
CHU CHI CHIU, ERIC
Clerk to Messrs. Johnson Stokes & Master
Solicitors Hong Kong SAR




SIGNED by Yip Wai Leung Jerry            )
for and on behalf of the Tenant whose    )
signature is verified by:-               )         /s/ Yip Wai Leung Jerry
                                         )         -----------------------

/s/ Lau Chun Yuen
-----------------
LAU CHUN YUEN
Solicitor,
Hong Kong.

RECEIVED the day and year first above written    )
of and from the Tenant the sum of EIGHTY         )
TWO THOUSAND SIX HUNDRED HONG                    )  HK$82,600.00
KONG DOLLARS being the deposit money             )  ============
above expressed to be paid by the Tenant to      )
the Landlord.                                    )  /s/ Lucy Yo She, Gomersall
                                                 )  --------------------------



WITNESS:


/s/ Chu Chi Chiu, Eric
----------------------
CHU CHI CHIU, ERIC
Clerk to Messrs. Johnson Stokes & Master,
Solicitors Hong Kong SAR



Thereby verify the signature of
the said CHU CHI CHIU, ERIC
Clerk to Messrs. Johnson Stokes & Master,
Solicitors Hong Kong SAR


/s/ Humphrey Kwok Kee Heung
---------------------------
Humphrey Kwok Kee Heung
Johnson Stokes & Master
Solicitor, Hong Kong SAR

To: The Hongkong and Shanghai Banking                 Dated:  21st October 2000
    Corporation Limited

        Re: Flat "B" on 1st Floor of Tower II and Car Parking Space No.6 on 2nd Level of Ruby Court, No. 55 South Bay Road, Hong Kong.

     IN CONSIDERATION of your agreeing to grant consent to our entering into a Tenancy Agreement of the Property ("the Tenancy Agreement"), we, SHEK KWU INVESTMENTS LIMITED whose registered office is suitable at P.O. BOX 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands having a corresponding address at 17th Floor, Prince's Building, Chater Road, Hong Kong ("the Landlord") and LEADER INDUSTRIAL GROUP LIMITED whose registered office is situate at 31 New Henry House, 10 Ice House Street, Central, Hong Kong ("the Tenant") hereby undertake you as follows:-

1. that no premium or other moneys (other than the monthly rent and deposit) has been paid or is payable in respect of the grant of the tenancy;

2.   that no rent is payable in advance for any period greater than one month;

3.   that the term of the tenancy is a non-renewable term;

4. that your consent is limited to the Tenancy Agreement and any further dealings (including but not limited to any assignment of the tenancy, subletting or parting with possession of the Property or any part thereof by the Tenant and any renewal of the tenancy) shall require your prior written consent; and

5. that the Tenancy Agreement shall be upon the terms and conditions contained in the draft Tenancy Agreement approved by you and without any deviation therefrom or amendment thereof.

6.   A copy of this letter shall be annexed to the Tenancy Agreement.

                                            Yours faithfully

For and on behalf of                        For and on behalf of
SHEK KWU INVESTMENTS LTD.                   LEADER INDUSTRIAL GROUP LTD.


/s/ Lucy Yo She, Gomersall                  /s/ Yip Wai Leung, Jerry
---------------------------                 ---------------------------
     (the Landlord)                                (the Tenant)
HH/65123360/EC/cl

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